UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	December 17, 2017

SEMPRA ENERGY
(Exact name of registrant as specified in its charter)

CALIFORNIA	1-14201	33-0732627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

488 8th AVENUE, SAN DIEGO, CALIFORNIA	92101
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(619) 696-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

FORM 8-K

As previously disclosed by Sempra Energy (“Sempra”), Cameron LNG, LLC (“Cameron LNG”), which is 50.2% indirectly owned by Sempra through Sempra’s ownership interest in Cameron LNG Holdings, LLC, is constructing a three-train liquefaction facility at its existing regasification facility in Hackberry, Louisiana. For the construction of the liquefaction facility, Cameron LNG has a turnkey engineering, procurement and construction (“EPC”) contract with a joint venture contractor (the “EPC Contractor”) comprised of an affiliate of Chicago Bridge & Iron Company N.V. (“CB&I”) and Chiyoda International Corporation, who are jointly and severally liable for the EPC Contractor’s performance under the EPC contract.
Item 8.01 Other Events.
On December 17, 2017, Cameron LNG entered into an agreement (the “Settlement Agreement”) with the EPC Contractor that settles all claims previously raised by the EPC Contractor that they were owed additional compensation beyond the original contract price and were entitled to schedule extensions under the EPC contract.
Under the Settlement Agreement, Cameron LNG has agreed to additional contract and bonus payments, the total of which are within the project contingency budgeted by Cameron LNG when Sempra made its final investment decision for the project in August 2014. These payments are subject to the EPC Contractor’s achievement of certain milestones, including milestones aligned to the completion of commissioning the LNG trains. In addition, the bonus payments become payable only if the EPC Contractor satisfies certain additional milestones. The Settlement Agreement waives schedule-related liquidated damages related to the original contract schedule and reestablishes the start dates for such liquidated damages according to the settlement schedule.
The Settlement Agreement also addresses various matters arising from or related to the construction of the three-train liquefaction facility, including the delays to date, the work remaining to be completed and all claims raised by the EPC Contractor prior to December 17, 2017, as well as matters related to the EPC Contractor’s general obligations to Cameron LNG under the EPC contract. The effectiveness of the Settlement Agreement is subject to the satisfaction of certain conditions, which are waivable by Cameron LNG, relating to CB&I satisfying certain obligations under its existing note purchase, letter of credit and revolving loan facilities, which have been the subject of waivers of defaults and events of defaults, and relating to the acquisition of replacement facilities.
Based on a number of factors, we continue to believe it is reasonable to expect that all three LNG trains at the Cameron LNG liquefaction facility will be producing LNG in 2019. These factors include, among others, the terms of the Settlement Agreement, the project schedules received from the EPC Contractor, Cameron LNG’s own review of the project schedules, the assumptions underlying such schedules, the EPC Contractor’s progress to date, the remaining work to be performed, and the inherent risks in constructing and testing facilities such as Cameron LNG.

Cautionary Note Regarding Forward-Looking Statements
This current report contains statements that are not historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by words such as “believes,” “expects,” “anticipates,” “plans,” “estimates,” “projects,” “forecasts,” “contemplates,” “assumes,” “depends,” “should,” “could,” “would,” “will,” “confident,” “may,” “can,” “potential,” “possible,” “proposed,” “target,” “pursue,” “outlook,” “maintain,” or similar expressions or discussions of guidance, strategies, plans, goals, opportunities, projections, initiatives, objectives or intentions. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future results may differ materially from those expressed in the forward-looking statements.

Factors, among others, that could cause actual results and future actions to differ materially from those described in forward-looking statements include: actions and the timing of actions, including decisions, new regulations, and issuances of permits and other authorizations by the California Public Utilities Commission, U.S. Department of Energy, California Division of Oil, Gas, and Geothermal Resources, Federal Energy Regulatory Commission, U.S. Environmental Protection Agency, Pipeline and Hazardous Materials Safety Administration, Los Angeles County Department of Public Health, states, cities and counties, and other regulatory and governmental bodies in the United States and other countries in which we operate; the timing and success of business development efforts and construction projects, including risks in obtaining or maintaining permits and other authorizations on a timely basis, risks in completing construction projects on schedule and on budget, and risks in obtaining the consent and participation of partners; the resolution of civil and criminal litigation and regulatory investigations; deviations from regulatory precedent or practice that result in a reallocation of benefits or burdens among shareholders and ratepayers; modifications of settlements; delays in, or disallowance or denial of, regulatory agency authorizations to recover costs in rates from customers (including with respect to regulatory assets associated with the San Onofre Nuclear Generating Station facility and 2007 wildfires) or regulatory agency approval for projects required to enhance safety and reliability; the availability of electric power, natural gas and liquefied natural gas, and natural gas pipeline and storage capacity, including disruptions caused by failures in the transmission grid, moratoriums or limitations on the withdrawal or injection of natural gas from or into storage facilities, and equipment failures; changes in energy markets; volatility in commodity prices; moves to reduce or eliminate reliance on natural gas; the impact on the value of our investment in natural gas storage and related assets from low natural gas prices, low volatility of natural gas prices and the inability to procure favorable long-term contracts for storage services; risks posed by actions of third parties who control the operations of our investments, and risks that our partners or counterparties will be unable or unwilling to fulfill their contractual commitments; weather conditions, natural disasters, accidents, equipment failures, computer system outages, explosions, terrorist attacks and other events that disrupt our operations, damage our facilities and systems, cause the release of greenhouse gases, radioactive materials and harmful emissions, cause wildfires and subject us to third-party liability for property damage or personal injuries, fines and penalties, some of which may not be covered by insurance (including costs in excess of applicable policy limits) or may be disputed by insurers; cybersecurity threats to the energy grid, storage and pipeline infrastructure, the information and systems used to operate our businesses and the confidentiality of our proprietary information and the personal information of our customers and employees; capital markets and economic conditions, including the availability of credit and the liquidity of our investments; fluctuations in inflation, interest and currency exchange rates and our ability to effectively hedge the risk of such fluctuations; changes in the tax code as a result of potential federal tax reform, uncertainty as to what proposals will be enacted, if any, and, if enacted, how they would be applied; changes in foreign and domestic trade policies and laws, including border tariffs, revisions to international trade agreements, such as the North American Free Trade Agreement, and changes that make our exports less competitive or otherwise restrict our ability to export or resolve trade disputes; the ability to win competitively bid infrastructure projects against a number of strong and aggressive competitors; expropriation of assets by foreign governments and title and other property disputes; the impact on reliability of San Diego Gas & Electric Company’s (SDG&E) electric transmission and distribution system due to increased amount and variability of power supply from renewable energy sources; the impact on competitive customer rates due to the growth in distributed and local power generation and the corresponding decrease in demand for power delivered through SDG&E’s electric transmission and distribution system and from possible departing retail load resulting from customers transferring to Direct Access and Community Choice Aggregation or other forms of distributed and local power generation, and the potential risk of nonrecovery for stranded assets and contractual obligations; and other uncertainties, some of which may be difficult to predict and are beyond our control.

These risks and uncertainties are further discussed in the reports that Sempra Energy has filed with the U.S. Securities and Exchange Commission. These reports are available through the EDGAR system free-of-charge on the SEC’s website, www.sec.gov. Investors should not rely unduly on any forward-looking statements. These forward-looking statements speak only as of the date hereof, and the company undertakes no obligation to update or revise these forecasts or projections or other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY,
(Registrant)

Date: December 18, 2017	By: /s/ Trevor I. Mihalik
Trevor I. Mihalik Senior Vice President, Controller and Chief Accounting Officer